John Hancock Funds III

Supplement dated December 11, 2015 to the current Statement of Additional Information

John Hancock Strategic Growth Fund
John Hancock Select Growth Fund

Effective December 11, 2015, in the “DISTRIBUTION AGREEMENTS” section, under the “Distribution Plans” section, the second paragraph is amended and restated, as follows:

Class A shares of Core High Yield Fund, Disciplined Value Fund, Disciplined Value Mid Cap Fund, and International Value Equity Fund currently pay distribution and service fees at an aggregate annual rate of up to 0.25%, although the Board has approved the payment by these Funds’ Class A shares of distribution and service fees of up to 0.30%, or some lesser amount as the Board shall approve from time to time. Select Growth Fund and Strategic Growth Fund each pays distribution and service fees on Class A shares at an aggregate annual rate of 0.25%.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.